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                                                                Exhibit 10.13

                              SPONSORSHIP AGREEMENT

         THIS AGREEMENT is made and entered into as of this ________ day of April, 2001, by and between PETSVETSANDYOU.COM, INC., a Florida corporation (the "Company"), the Class B Stockholders of the Company executing this Agreement (the "Class B Stockholders"), and CAPE SECURITIES, INC. ("Cape"), an NASD member and a North Carolina registered broker-dealer.

         WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission to sell up to 35,000 units, each unit consisting of common stock and preferred stock of the Company (the "Offering"); and

         WHEREAS, the Company has filed a registration statement with the State of North Carolina to qualify the units for sale and conduct the Offering in North Carolina; and

         WHEREAS, the Company desires to engage Cape to act as the sponsor of the Offering in North Carolina for purposes of meeting 18 NCAC 6.1305; and

         WHEREAS, Cape is willing and desires to act as the sponsor of the Offering.

         NOW THEREFORE, for good and valuable consideration, receipts and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AGREEMENT FOR SPONSORSHIP. The Company hereby engages Cape to act as the sponsor of the Offering in the State of North Carolina, and Cape hereby accepts such engagement, subject and pursuant to the terms and conditions of this Agreement. Cape's sponsorship, and the obligations relating thereto under this Agreement, shall continue until completion of the Offering or earlier termination by the Company, which may be in its sole discretion.

         2. COMPENSATION. As compensation for services rendered by Cape under this Agreement, Cape shall receive 1,000 shares of the Company's .0005 Par Value Class B Common Stock. Cape acknowledges and agrees that the Class B Stock shall be transferred from currently existing Class B Stockholders of the Company, such stockholders being signatories hereto for such purpose. Under no circumstances shall Class B Stock or other securities be issued pursuant to this Agreement directly from the Company nor shall the Company have any obligation to issue any securities to Cape pursuant hereto. Such compensation from the Class B Stockholders shall be contingent, due and earned only upon the Company's receipt of approval from the State of North Carolina to conduct the Offering in the State of North Carolina. Alternatively, Cape may elect to take cash compensation in the aggregate amount of Six Thousand and No/100 Dollars ($6,000), payable $3,000 upon the approval of the Offering in North Carolina and $3,000 upon the breaking of escrow for funds from North Carolina. The Company may terminate this


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Agreement at any time prior to receipt of such approval. The Company shall reimburse Cape for all reasonable out-of-pocket expenses incurred in connection with the performance of the services hereunder, which shall include overnight courier service, long distance telephone charges and travel expenses, provided such expenses are approved in advance and in writing by the Company.

         3. SPONSORS DUTIES AND OBLIGATIONS. Cape shall perform and take such actions as required under North Carolina law to register itself as the sponsor of the Offering, including, but not limited to, the filing of a letter with the North Carolina Secretary of State (the "Administrator") notifying the Administrator of its intention and agreement to sponsor the Offering, as prescribed by 18 NCAC 6.1305. Cape shall render services to, for or on behalf of the Company regarding the Offering, as the Company may reasonably request from time to time, including, but not limited to, contacting veterinarians in the State of North Carolina regarding the Offering, providing information to such potential investors and performing such other services and acts as may be reasonably necessary to conduct the Offering in North Carolina in compliance with applicable North Carolina law.

         4. MISCELLANEOUS PROVISIONS.

                  (a) ENTIRE AGREEMENT. This Agreement, including all exhibits and schedules referenced herein and attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof.

                  (b) AMENDMENTS. No change, modification or termination of any of the terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialled by all parties hereto, their successors and assigns.

                  (c) GOVERNING LAW. This Agreement shall be construed and enforced under and in accordance with the laws of the State of Florida. Any litigation arising from a dispute hereunder shall be litigated solely in the Circuit Court of the State of Florida in Hillsborough County, Florida, or in the Federal District Court for the Middle District of Florida, Tampa Division, and the parties hereto submit to the jurisdiction of such courts and agree that such courts shall be the sole situs of venue for the resolution of any such dispute through litigation.

                  (d) SEPARABILITY. If any paragraph, subparagraph or other provision of this Agreement, or the application of such paragraph, subparagraph or provision, is held invalid, then the remainder of the Agreement, and the application of such paragraph, subparagraph or provision to person or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

                  (e) HEADINGS AND CAPTIONS. The titles or captions of paragraphs and subparagraphs contained in this Agreement are provided for convenience of reference only, and shall not be considered a party

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         hereof for purposes of interpreting or applying this Agreement, and, therefore, such titles or captions do not define, limit, extend, explain, or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, conditions, etc., in any manner or way whatsoever.

                  (f) WAIVERS. No course of dealing or any delay or failure on the part of any party hereto in exercising any right, power, privilege or remedy hereunder or under any other instrument given in connection with or pursuant to this Agreement shall impair any such right, power, privilege or remedy or be construed as a waiver of any breach, default or acquiescence relating thereto. No single or partial exercise of any such right, power, privilege or remedy shall be construed as a waiver, or preclude the further exercise, of any such right, power, privilege or remedy or the exercise of any other right, power, privilege or remedy. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

                  (g) BINDING EFFECT ON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, personal representatives, heirs and assigns.

                  (h) CONTINUANCE OF AGREEMENT. The rights, responsibilities, duties, representations and warranties of the parties hereto, and the covenants and agreements herein contained, shall survive any closing and the execution hereof, and shall continue to bind the parties hereto, and shall continue in full force and effect until each and every obligation of the parties hereto pursuant to this Agreement and any document or agreement incorporated herein by reference shall have been fully performed.

                                 CAPE SECURITIES, INC.

                                 By:
                                    --------------------------------------
                                    Tom Pace, Principal

                                 PETSVETSANDYOU.COM, INC.

                                 By:
                                    --------------------------------------
                                    James J. Carlstedt, President, and CEO



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         The undersigned Class B Stockholders of the Company hereby jointly and severally agree to transfer an aggregate of 1,000 shares of the Class B Common stock pursuant to and upon the meeting of the contingencies set forth under this Agreement.

                                                        ------------------------
                                                        JAMES J. CARLSTEDT



                                                        ------------------------
                                                        EDUARDO GARCIA, D.V.M.



                                                        ------------------------
                                                        NEIL L. COLBY


                                                        ------------------------
                                                        SVETLANA COLBY



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